Nationwide Personal IncomeSM Annuity
Individual Modified Single Premium Deferred Variable Annuity Contracts
Issued by
Nationwide Life Insurance Company
through its
Nationwide Variable Account-5
Summary Prospectus for New Investors
December 9, 2022
The contracts described in this prospectus are not available in the State of New York.
This summary prospectus summarizes key features of the contract.
Before you invest, you should also review the statutory prospectus for the contract, which contains more information about the contract’s features, benefits, and risks. You can find this document and other information about the contract online at https://nationwide.onlineprospectus.net/NW/PersonalIncomeNW/index.html?ctype=product_prospectus. You can also obtain this information at no cost by calling 1-800-848-6331 or by sending an email request to FLSS@nationwide.com.
This variable annuity requires that you purchase a living benefit rider, for an additional charge, at the time of purchase of the variable annuity. The living benefit is intended to provide Contract Owners with a guaranteed lifetime income stream beginning on or after age 59½, provided certain conditions are met. The contract is designed for Contract Owners who intend to take regular withdrawals (" Lifetime Withdrawals") each year on or after reaching age 59½. A Contract Owner should not purchase the contract if he or she does not intend to take Lifetime Withdrawals on or after age 59½. Contract Owners should also understand that if they intend to take withdrawals prior to age 59½ (" Early Withdrawals"), intend to take a one-time Non-Lifetime Withdrawal, or intend to take withdrawals in excess of the guaranteed lifetime income withdrawal amount, doing so may result in adverse consequences such as a permanent reduction in rider benefits or automatic termination of the living benefit rider. In addition, currently, there is only one investment option available for direct allocation.
This prospectus utilizes Rate Sheet Supplements to disclose current rates for certain optional benefits available under the contract. The most current Rate Sheet Supplement must be used in conjunction with the prospectus.
Under state insurance laws, Contract Owners have the right, during a limited period of time, to examine their contract and decide if they want to keep it or cancel it. This right is referred to as a "free look" right. The length of this time period depends on state law and may vary depending on whether the purchase is a replacement of another annuity contract. For ease of administration, Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the contract issue date (see Right to Examine and Cancel and Contacting the Service Center in the statutory prospectus).
If the Contract Owner elects to cancel the contract pursuant to the free look provision, where required by law, Nationwide will return the greater of the Contract Value or the amount of purchase payment(s) applied during the free look period, less any withdrawals from the contract, and applicable federal and state income tax withholding. Otherwise, Nationwide will return the Contract Value, less any withdrawals from the contract, and applicable federal and state income tax withholding (see Right to Examine and Cancel in the statutory prospectus).
You should review the statutory prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

Glossary of Special Terms
Accumulation Unit – An accounting unit of measure used to calculate the Contract Value allocated to the Variable Account before the Annuitization Date.
Annuitant – The person(s) whose length of life determines how long annuity payments are paid. The Annuitant must be living on the date the contract is issued.
Annuitization Date – The date on which annuity payments begin.
Co-Annuitant – The person designated by the Contract Owner to receive the benefit associated with the Spousal Protection Feature.
Contract Anniversary – Each recurring one-year anniversary of the date the contract was issued.
Contract Owner(s) – The person(s) who owns all rights under the contract.
Contract Value – The value of all Accumulation Units in a contract.
Contract Year – Each year the contract is in force beginning with the date the contract is issued.
Current Income Benefit Base – For purposes of the Nationwide Retirement Income Rider, it is equal to the Original
Income Benefit Base adjusted throughout the life of the contract to account for subsequent purchase payments,
Early Withdrawals, excess withdrawals, and if elected, the Non-Lifetime Withdrawal. This amount is multiplied by the
Lifetime Withdrawal Percentage to arrive at the Lifetime Withdrawal Amount.

Daily Net Assets – A figure that is calculated at the end of each Valuation Date and represents the sum of all the
Contract Owners interests in the Sub-Accounts after the deduction of underlying mutual fund expenses.

Early Withdrawal – For purposes of the Nationwide Retirement Income Rider, any withdrawal(s) taken before the Lifetime Withdrawal Eligibility Date.
Individual Retirement Annuity or IRA – An annuity contract that qualifies for favorable tax treatment under Section 408(b) of the Internal Revenue Code, but does not include Roth IRAs or Simple IRAs.
Lifetime Withdrawal – For purposes of the Nationwide Retirement Income Rider, it is a withdrawal of all or a portion of the Lifetime Withdrawal Amount.
Lifetime Withdrawal Amount – For purposes of the Nationwide Retirement Income Rider, the maximum amount that can be withdrawn during a calendar year without reducing the Current Income Benefit Base. It is calculated annually on each January 1, by multiplying the Current Income Benefit Base by the applicable Lifetime Withdrawal
Percentage.

Lifetime Withdrawal Eligibility Date – For purposes of the Nationwide Retirement Income Rider, it is the date the
Contract Owner is eligible to begin Lifetime Withdrawals, which must be on or after the date the Contract Owner reaches age 59 ½, or if the Joint Option for the Nationwide Retirement Income Rider is elected, the date the younger spouse reaches age 59 ½.

Lifetime Withdrawal Percentage – An age-based percentage used to determine the Lifetime Withdrawal Amount under the Nationwide Retirement Income Rider. The applicable percentage is multiplied by the Current Income
Benefit Base to arrive at the Lifetime Withdrawal Amount for any given year. The Rate Sheet Supplement discloses the Lifetime Withdrawal Percentages that are currently available for new contracts.

Nationwide – Nationwide Life Insurance Company.
Net Asset Value – The value of one share of an underlying mutual fund at the close of regular trading on the New York Stock Exchange.
Non-Lifetime Withdrawal – For purposes of the Nationwide Retirement Income Rider, a one-time only election to take a withdrawal from the contract that will not initiate the benefit under the option. The Non-Lifetime Withdrawal is only available after the first Contract Anniversary and on or after the Lifetime Withdrawal Eligibility Date.

Original Income Benefit Base – For purposes of the Nationwide Retirement Income Rider, the initial benefit base calculated on the date the option is elected, which is equal to the Contract Value.

Rate Sheet Supplement – Supplements to the prospectus that we file periodically with the SEC to provide for and modify certain rates that are associated with various living benefits available under the contract. The Rate Sheet
Supplements disclose the Roll-up Interest Rates, Roll-up Crediting Periods, and Lifetime Withdrawal Percentages
that are currently available for new contracts.

Roll-up Crediting Period – For purposes of the Nationwide Retirement Income Rider, beginning with the date the contract is issued, the Roll-up Crediting Period is the maximum period of time that the Roll-up Interest Rate will apply for. The Rate Sheet Supplement discloses the Roll-up Crediting Periods that are currently available for new contracts.

Roll-up Interest Rate – For purposes of the Nationwide Retirement Income Rider, the simple interest rate used to determine the roll-up in the calculation of the Current Income Benefit Base. The Rate Sheet Supplement discloses the Roll-up Interest Rates that are currently available for new contracts.

Roth IRA – An annuity contract that qualifies for favorable tax treatment under Section 408A of the Internal Revenue Code.
SEC – Securities and Exchange Commission.
Service Center – The department of Nationwide responsible for receiving all service and transaction requests relating to the contract. For service and transaction requests submitted other than by telephone (including fax requests), the
Service Center is Nationwide's mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide's operations processing facility. Information on how to contact the Service Center is in the Contacting the Service Center provision in the statutory prospectus.

Sub-Accounts – Divisions of the Variable Account, each of which invests in a single underlying mutual fund.
Valuation Date – Each day the New York Stock Exchange is open for business or any other day during which there is a sufficient degree of trading such that the current Net Asset Value of the underlying mutual fund shares might be materially affected. Values of the Variable Account are determined as of the close of regular trading on the New
York Stock Exchange, which generally closes at 4:00 p.m. EST.

Valuation Period – The period of time commencing at the close of a Valuation Date and ending at the close of regular trading on the New York Stock Exchange for the next succeeding Valuation Date.
Variable Account – Nationwide Variable Account-5, a separate account that Nationwide established to hold Contract
Owner assets allocated to variable investment options. The Variable Account is divided into Sub-Accounts, each of which invests in a separate underlying mutual fund.

Important Information You Should Consider About the Contract
FEES AND EXPENSES (see Additional Information About Fees later in this summary prospectus and Charges and Deductions in the statutory prospectus)
Charges for Early Withdrawals
If the Contract Owner withdraws money from the contract within 5 years following his/her last purchase payment, a Contingent Deferred Sales Charge (or "CDSC") may apply (see
Contingent Deferred Sales Charge in the statutory prospectus). The CDSC is used to recoup sales and other expenses associated with the contract that Nationwide incurs during the early years of the contract. The CDSC will not exceed 2% of the amount of purchase payments withdrawn.
For example, for a contract with a $100,000 investment, a withdrawal taken during the
CDSC period could result in a CDSC of up to $2,000.

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year. The
Nationwide Retirement Income Rider is included with all contracts, and currently there is no additional charge for election of the Joint Option for the Nationwide Retirement Income
Rider. In addition, currently there is only one Sub-Account available for direct allocation by the Contract Owner. Please refer to your contract specifications page for information about the specific fees you will pay each year.

	Annual Fee	Minimum	Maximum
	Base Contract	2.20%[1]	2.20%[1]
	Investment options (underlying mutual fund fees and expenses)	0.25%[2]	0.80%[2]
[1] Includes the Mortality and Expense Risk Charge (assessed as a percentage of Variable
Account value) and the Nationwide Retirement Income Rider charge (assessed as a percentage of Current Income Benefit Base).
2As a percentage of underlying mutual fund assets.

Because each contract is customizable, the options elected affect how much each
Contract Owner will pay. To help you understand the cost of owning the contract, the following table shows the lowest and highest cost a Contract Owner could pay each year, based on current charges. This estimate assumes that no withdrawals are taken from the contract, which could add a CDSC that substantially increases costs.

	Lowest Annual Cost Estimate: $2,298	Highest Annual Cost Estimate: $2,752
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive underlying mutual fund fees
and expenses
• No optional benefits
• No CDSC
• No additional purchase payments, transfers or
withdrawals

Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of
optional benefits and underlying
mutual fund fees and expenses
• No CDSC
• No additional purchase payments,
transfers or withdrawals

RISKS
Risk of Loss	Contract Owners of variable annuities can lose money by investing in the contract, including loss of principal (see Principal Risks in the statutory prospectus).
Not a Short-Term Investment
The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Nationwide has designed the contract to offer features, pricing, and investment options that encourage long-term ownership (see Principal Risks in the statutory prospectus).

A CDSC may apply for up to 5 years following the last purchase payment and could reduce the value of the contract if purchase payments are withdrawn during that time (see
Contingent Deferred Sales Charge in the statutory prospectus). The benefits of tax deferral and living benefit protections also mean that the contract is more beneficial to investors with a long time horizon (see Principal Risks in the statutory prospectus).

RISKS
Risks Associated with Investment Options
• Investment in this contract is subject to the risk of poor investment performance of the investment option(s) available under the contract. Currently, there is only one investment option available for direct allocation by the Contract Owner.
• Each investment option has its own unique risks. If the Contract Owner is not satisfied with the available investment option or it does not meet their investment objectives, their only course of action may be to surrender the contract and forego any of its benefits.
• Review the prospectus and disclosures for the available investment option before making an investment decision.
See Principal Risks in the statutory prospectus.

Insurance Company Risks
Investment in the contract is subject to the risks associated with Nationwide, including that any obligations, guarantees, or benefits are subject to the claims-paying ability of
Nationwide. More information about Nationwide, including its financial strength ratings, is available by contacting Nationwide at the address and/or toll-free phone number indicated
in Contacting the Service Center in the statutory prospectus (see Principal Risks in the statutory prospectus).

RESTRICTIONS
Investments
• Currently, only a single Sub-Account is available under the contract for direct allocation by the Contract Owner, and there are no alternative investment options available.
•  Nationwide reserves the right to add, remove, and substitute investment options available under the contract (see The Sub-Accounts and Underlying Mutual Funds in the
statutory prospectus). If the current Sub-Account is substituted for another Sub-
Account, the substitute Sub-Account will have a similar investment objective, investment strategy, and fees and expenses.

Nationwide Retirement Income Rider and Joint Option for the Nationwide Retirement Income Rider
•  Nationwide reserves the right to discontinue offering any living benefit. Such a discontinuance will only apply to new contracts and will not impact any contracts already in force.
•  Nationwide reserves the right to limit or restrict the investment options available for investment with the living benefits.
• While withdrawals are not restricted, the impact of certain withdrawals could have a negative impact on the amount of the benefit ultimately available.
• Certain withdrawals could negatively impact the amount of the benefit by an amount greater than the amount withdrawn and/or could terminate the living benefit.
See Benefits Under the Contract in the statutory prospectus.

TAXES
Tax Implications
• Consult with a tax professional to determine the tax implications of an investment in and payments received under this contract.
• If the contract is purchased through a tax-qualified plan or IRA, there is no additional tax deferral.
• Earnings in the contract are taxed at ordinary income tax rates at the time of withdrawals and there may be a tax penalty if withdrawals are taken before the Contract
Owner reaches age 59½.
See Appendix C: Contract Types and Tax Information in the statutory prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some financial professionals receive compensation in the form of a commission for selling the contract. This conflict of interest may influence a financial professional, as these financial professionals may have a financial incentive to offer or recommend this contract over another investment (see The Contract in General in the statutory prospectus).

Exchanges
Some financial professionals may have a financial incentive to offer an investor a new contract in place of the one he/she already owns. An investor should only exchange his/her contract if he/she determines, after comparing the features, fees, and risks of both contracts, that it is preferable for him/her to purchase the new contract, rather than to continue to own the existing one (see The Contract in General in the statutory prospectus).

Overview of the Contract
Purpose of the Contract
The contract is intended to be a long-term investment vehicle to assist investors in saving for and living in retirement. Nationwide has designed the contract to offer features, pricing, and investment option(s) that encourage long-term ownership. It provides the Contract Owner with a stream of periodic income payments upon the Contract Owner’s retirement. The Contract Owner’s assets in the contract are allocated to the available investment option (currently, there is only one investment option available for direct allocation by the Contract Owner) for the time leading up to those income payments. Contract growth is tax-deferred, meaning that gains in the contract are not taxable until withdrawn from the contract. Finally, in the event that the Annuitant dies before beginning income payments, the contract offers a death benefit.
Prospective purchasers should consult with a financial professional to determine whether this contract is appropriate for them, taking into consideration their particular needs, including investment objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics. Generally speaking, this contract is intended to provide benefits to a single individual and his/her beneficiaries. The contract is not intended to be used by institutional investors, in connection with other Nationwide contracts that have the same Annuitant, or in connection with other Nationwide contracts that have different Annuitants but the same Contract Owner. It is not intended to be sold to a terminally ill Contract Owner or Annuitant.
Phases of the Contract
The contract exists in two separate phases: accumulation (savings) and annuitization (income). During the accumulation phase, the contract currently offers only one investment option to which the Contract Owner can directly allocate his/her Contract Value. This investment option available under the contract consists of a Sub-Account that invests in an underlying mutual fund, which offers a variable rate of return. Additional information about the underlying mutual fund is available in Appendix: Underlying Mutual Funds Available Under the Contract.
During the annuitization phase, Nationwide makes periodic income payments to the Annuitant. At the time of annuitization, the Annuitant elects the duration of the annuity payments – either for a fixed period of time or for the duration of the Annuitant’s (and possibly the Annuitant’s spouse’s) life. Annuity payments are fixed, meaning each annuity payment will be the same amount. After annuitization begins, the only value associated with the contract is the stream of annuity payments; unless otherwise specified in the annuity option, the Annuitant cannot withdraw value from the contract over and above the annuity payments. Additionally, once annuitization has begun, there is no death benefit, which means that upon the death of the Annuitant (and the Annuitant’s spouse if a joint annuity option was elected), all payments stop and the contract terminates, unless the particular annuitization option provides otherwise.
Contract Features
Investment Options. Contract Owners allocate Contract Value to the available Sub-Accounts that invest in the underlying mutual fund(s). Currently, the contract only offers one Sub-Account for direct allocation by the Contract Owner. If additional Sub-Accounts are made available in the future, Contract Owners may be able to reallocate those assets at their discretion, subject to certain restrictions.
Withdrawals from the Contract. Contract Owners can withdraw some or all of their Contract Value at any time prior to annuitization, subject to certain restrictions. A CDSC may apply. After annuitization, withdrawals other than annuity payments are not permitted.
Death Benefit. During the accumulation phase, the contract contains a standard death benefit (the greater of (i) Contract Value or (ii) net purchase payments) at no additional charge.
Spousal Protection Feature. The standard death benefit contains the Spousal Protection Feature, which allows a surviving spouse to continue the contract while receiving the economic benefit of the death benefit upon the death of the other spouse, subject to certain conditions.
Terminal Illness Surrender Benefit. The contract offers an Enhanced Surrender Value for Terminal Illness feature at no additional charge. Under this feature, if after the first Contract Anniversary, the Contract Owner/ Annuitant (or Co-Annuitant , if applicable) is terminally ill and the Contract Owner fully surrenders the Contract, Nationwide will pay the Contract Value plus any additional amount necessary to equal the standard death benefit.

Living Benefits. Two living benefits are available under the contract, which provide a guaranteed lifetime income stream for the Contract Owner and, if elected, the Contract Owner's spouse. The Nationwide Retirement Income Rider is included on all contracts for a specified charge, while the Joint Option for the Nationwide Retirement Income Rider is optional and must be elected at the time of application. Currently, there is no additional charge for the Joint Option, but the Lifetime Withdrawal Percentages will be reduced.
Annuity Payments. On the Annuitization Date, Nationwide will make annuity payments based on the annuity payment option chosen prior to annuitization.
Tax Deferral. Generally, Contract Owners will not be taxed on any earnings on the assets in the contract until such earnings are distributed from the contract. How each contract’s distributions are taxed depends on the type of contract issued. Note that if this contract is issued in connection with a plan that qualifies for special income tax treatment under the Code, the contract does not provide additional tax deferral benefits (see Appendix C: Contract Types and Tax Information in the statutory prospectus).
Cancellation of the Contract. Under state insurance laws, Contract Owners have the right, during a limited period of time, to examine their contract and decide if they want to keep it or cancel it. Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the contract issue date (see Right to Examine and Cancel and Contacting the Service Center in the statutory prospectus).
Benefits Under the Contract
The following tables summarize information about the benefits under the contract. The Standard Benefits table indicates the benefits that are available under the contract and for which there is no additional charge. The Optional Benefits table indicates the benefits that are available under the contract that are optional – they must be affirmatively elected by the applicant and may have an additional charge.
Standard Benefits Table
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit (Return of Premium)	Death Benefit upon death of Annuitant prior to Annuitization	None
• Certain ownership changes and assignments could
reduce the death benefit
•  Nationwide may limit purchase payments to
$1,000,000
•  Death Benefit calculation is adjusted if purchase
payments exceed $3,000,000

Spousal Protection Feature	Second death benefit	None
• One or both spouses (or a revocable trust of which
either or both of the spouses is/are grantor(s)) must
be named as the Contract Owner
• For contracts issued as an IRA or Roth IRA, only
the person for whom the IRA or Roth IRA was
established may be named as the Contract Owner
• Only available to Contract Owner’s spouse
• Spouses must be Co-Annuitants
• Both spouses must be 80 or younger at contract
issuance
• Spouses must be named as beneficiaries
• No other person may be named as Contract Owner,
Annuitant, or primary beneficiary
• If the Contract Owner requests to add a Co-
Annuitant after contract issuance, the date of
marriage must be after the contract issue date and
Nationwide will require the Contract Owner to
provide a copy of the marriage certificate
• Benefit is forfeited if certain changes to the parties
or assignments are made

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Enhanced Surrender Value for Terminal Illness	Early payment of death benefit	None
• Benefit is available after the first Contract
Anniversary
•  Annuitant (or Co-Annuitant) must be terminally ill
• Requires full surrender of the contract
• Restrictions exist on the parties named to the
contract

Nationwide Retirement Income Rider	Guaranteed lifetime income stream	1.30% ( Current Income Benefit Base)
• Guaranteed income stream is not available until the
determining life is age 59 ½ or older
• Benefit is irrevocable
• Not available for beneficially owned contracts
•  Nationwide reserves the right to limit or restrict the
available investment options
• Certain ownership changes and assignments could
terminate the benefit
• Determining life must be between 45 and 80 at
application
• Determining life cannot be changed
• Restrictions exist on the parties named to the
contract

Optional Benefits Table
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Joint Option for the Nationwide Retirement Income Rider	Extension of guaranteed lifetime income stream for spouse	0.00% ( Current Income Benefit Base)
• Guaranteed income stream is not available until
both spouses are age 59 ½ or older
• Must be elected at application
• Limitations on revocability
• Not available for beneficially owned contracts
•  Nationwide reserves the right to limit or restrict the
available investment options
• Only available to Contract Owner’s spouse
• Both spouses must be between 45 and 80 at
application
• Restrictions exist on the parties named to the
contract

Buying the Contract
Minimum Initial and Subsequent Purchase Payments
All purchase payments must be paid in the currency of the United States of America. The minimum initial purchase payment is $50,000. A Contract Owner will meet the minimum initial purchase payment requirement if the specified total purchase payments at the time of application is at least equal to the required minimum. Generally, subsequent purchase payments are not permitted, and any subsequent purchase payments received by Nationwide will be rejected and returned to the Contract Owner. However, Nationwide will accept subsequent purchase payments made in connection with a Section 1035 exchange or transfer that is specified at the time of application for the contract. Nationwide reserves the right to reject any subsequent purchase payments that are not received within six months of the date the contract is issued.
Nationwide reserves the right to refuse any purchase payment that would result in the cumulative total for all contracts issued by Nationwide or its affiliates or subsidiaries on the life of any one Annuitant or owned by any one Contract Owner to exceed $1,000,000. Its decision as to whether or not to accept a purchase payment in excess of that amount will be based on one or more factors, including, but not limited to: age, spouse age (if applicable), Annuitant age, state of issue, total purchase payments, optional benefits elected, current market conditions, and current hedging costs. All such decisions will be based on internally established actuarial guidelines and will be applied in a non-discriminatory manner. In the event that Nationwide does not accept a purchase payment under these guidelines, the purchase payment will be immediately returned in its entirety in the same manner as it was received. If Nationwide accepts the purchase payment, it will be applied to the contract immediately and will receive the next calculated Accumulation Unit value. Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide.
Nationwide prohibits subsequent purchase payments made after death of the Contract Owner(s), the Annuitant, or Co-Annuitant . If upon notification of death of the Contract Owner(s), the Annuitant, or Co-Annuitant, it is determined that death occurred prior to a subsequent purchase payment being made, Nationwide reserves the right to return the purchase payment.
Dollar Limit Restrictions
Certain features of the contract have purchase payment and/or Contract Value limitations associated with them:
Annuitization. Annuity payment options will be limited if the Contract Owner submits total purchase payments in excess of $2,000,000. Furthermore, if the amount to be annuitized is greater than $5,000,000, Nationwide may limit both the amount that can be annuitized on a single life and the annuity payment options (see Annuity Payment Options in the statutory prospectus).
Death Benefit Calculations. Purchase payments up to $3,000,000 may result in a higher death benefit payment than purchase payments in excess of $3,000,000 (see Death Benefit Calculations in the statutory prospectus).
Application of Purchase Payments
Initial Purchase Payment
Initial purchase payments will be priced at the Accumulation Unit value next determined no later than two business days after receipt of an order to purchase if the application and all necessary information are complete and are received at the Service Center before the close of regular trading on the New York Stock Exchange, which generally occurs at 4:00 p.m. EST. If the order is received after the close of regular trading on the New York Stock Exchange, the initial purchase payment will be priced within two business days after the next Valuation Date.
If an incomplete application is not completed within five business days after receipt at the Service Center, the prospective purchaser will be informed of the reason for the delay. The purchase payment will be returned unless the prospective purchaser specifically consents to allow Nationwide to hold the purchase payment until the application is completed.
Currently, the contract only offers one Sub-Account for direct allocation by the Contract Owner.
Subsequent Purchase Payments
Generally, subsequent purchase payments are not permitted, but Nationwide will accept subsequent purchase payments made in connection with a Section 1035 exchange or transfer that is specified at the time of application for the contract (see Minimum Initial and Subsequent Purchase Payments). Any subsequent purchase payment received at the Service Center (along with all necessary information) before the close of regular trading on the New York Stock Exchange on any Valuation Date will be priced at the Accumulation Unit value next determined after receipt of the purchase payment. If a subsequent purchase payment is received at the Service Center (along with all necessary information) after the close of regular trading on the New York Stock Exchange, it will be priced at the Accumulation Unit value determined on the following Valuation Date.
Making Withdrawals: Accessing the Money in Your Contract
Surrender/Withdrawal Prior to Annuitization
Prior to annuitization and before the Annuitant's death, Contract Owners may generally withdraw some or all of their Contract Value. Withdrawals from the contract may be subject to federal income tax and/or a tax penalty (see Appendix C: Contract Types and Tax Information in the statutory prospectus). Withdrawal requests may be submitted in writing or by telephone to the Service Center and Nationwide may require additional information. Requests submitted by telephone may be subject to dollar amount limitations and may be subject to payment and other restrictions to prevent fraud. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms for withdrawals. Nationwide reserves the right to remove the ability to submit requests by telephone upon written notice. Contact the

Service Center for current limitations and restrictions. When taking a full surrender, Nationwide may require that the contract accompany the request. Nationwide may require a signature guarantee. Withdrawals are subject to the CDSC provisions of the contract.
Surrender and withdrawal requests will receive the Accumulation Unit value next determined at the end of the current Valuation Period if the request and all necessary information is received at the Service Center before the close of regular trading on the New York Stock Exchange (generally, 4:00 pm EST). If the request and all necessary information is received after the close of regular trading on the New York Stock Exchange, the request will receive the Accumulation Unit value determined at the end of the next Valuation Day.
Nationwide will pay any amounts withdrawn from the Sub-Accounts within seven days after the request is received in good order at the Service Center (see Determining the Contract Value in the statutory prospectus). However, Nationwide may suspend or postpone payment when it is unable to price a purchase payment or transfer, or as permitted or required by federal securities laws and rules and regulations of the SEC.
Surrender/Withdrawal After Annuitization
After the Annuitization Date, withdrawals other than regularly scheduled annuity payments are not permitted.

Additional Information About Fees
The following tables describe the fees and expenses that a Contract Owner will pay when buying, owning, and surrendering or making withdrawals from the contract. Please refer to the contract specifications page for information about the specific fees the Contract Owner will pay each year based on the options elected.
The first table describes the fees and expenses a Contract Owner will pay at the time the Contract Owner buys the contract, surrenders or makes withdrawals from the contract. Certain states or governmental entities charge premium tax on purchase payments. Nationwide will deduct an amount equal to the premium tax charged by the applicable governmental entity, which currently ranges between 0% and 3.5% of purchase payments.
Transaction Expenses
Maximum Contingent Deferred Sales Charge ("CDSC") (as a percentage of purchase payments withdrawn)	2%
Range of CDSC over time:
Number of Completed Years from Date of Purchase Payment	0	1	2	3	4	5+
CDSC Percentage	2%	2%	2%	2%	2%	0%

The next table describes the fees and expenses that a Contract Owner will pay each year during the time that the Contract Owner owns the contract (not including underlying mutual fund fees and expenses). If an optional benefit is elected, an additional charge may be assessed, as shown below.
Annual Contract Expenses
Base Contract Expense[1] (assessed as an annualized percentage of Daily Net Assets)	0.90%
Living Benefit Expenses[2](assessed annually as a percentage of the Current Income Benefit Base3)
Nationwide Retirement Income Rider Charge (included with all contracts)	1.30%

1
Throughout this prospectus, the Base Contract Expense will be referred to as Mortality and Expense Risk Charge.
2
Unless otherwise indicated, charges for living benefits are only assessed prior to the Annuitization Date (see Charges and Deductions in the statutory prospectus).
3
For information about how the Current Income Benefit Base is calculated, see the corresponding rider disclosures in Benefits Under the Contract in the statutory prospectus.
The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that the Contract Owner may pay periodically during the life of the contract. A complete list of the underlying mutual funds available under the contract, including their annual expenses, may be found in Appendix: Underlying Mutual Funds Available Under the Contract.
Annual Underlying Mutual Fund Expenses
	Minimum	Maximum
(Expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund assets.)	0.25%	0.80%
Example
This Example is intended to help Contract Owners compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and underlying mutual fund expenses.
The Example assumes:
•
a $100,000 investment in the contract for the time periods indicated;
•
a 5% return each year;
•
the maximum and the minimum annual underlying mutual fund expenses; and

•
Variable Account charges that reflect the most expensive combination of benefits available for a charge (2.20%).1 Specifically, this includes any applicable charges for:
•
Nationwide Retirement Income Rider (included with all contracts), and
•
Joint Option for the Nationwide Retirement Income Rider (optional benefit, currently available at no additional charge).
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	If the contract is surrendered at the end of the applicable time period				If the contract is annuitized at the end of the applicable time period				If the contract is not surrendered
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
Maximum Annual Underlying Mutual Fund Expenses (0.80%)	$5,150	$11,626	$16,344	$34,256	*	$9,626	$16,344	$34,256	$3,150	$9,626	$16,344	$34,256
Minimum Annual Underlying Mutual Fund Expenses (0.25%)	$4,573	$9,906	$13,502	$28,725	*	$7,906	$13,502	$28,725	$2,573	$7,906	$13,502	$28,725
*
The contracts sold under this prospectus do not permit annuitization during the first two Contract Years.
1
The total Variable Account charges associated with the most expensive allowable combination of benefits may be higher or lower depending on whether the Current Income Benefit Base is higher or lower than the Daily Net Assets. For purposes of this table, Nationwide assumes the Current Income Benefit Base is equal to the Daily Net Assets.

Appendix: Underlying Mutual Funds Available Under the Contract
The following is a list of underlying mutual funds available under the contract. More information about the underlying mutual funds is available in the prospectuses for the underlying mutual funds, which may be amended from time to time and can be found online at https://nationwide.onlineprospectus.net/NW/PersonalIncome/. This information can also be obtained at no cost by calling 1-800-848-6331 or by sending an email request to FLSS@nationwide.com.
The current expenses and performance information below reflects fees and expenses of the underlying mutual funds, but do not reflect the other fees and expenses that the contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Allocation	Fidelity Variable Insurance Products - VIP FundsManager 60% Portfolio: Investor Class Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.75%*	11.85%	10.75%	9.47%
Money Market	Fidelity Variable Insurance Products Fund - VIP Government Money Market Portfolio: Investor Class[1] Investment Advisor: Fidelity Management & Research Company LLC (FMR)	0.25%	0.01%	0.92%	0.49%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
1
Availability limited; this underlying mutual fund is not available for direct allocation by the Contract Owner.

Outside back cover page
This summary prospectus incorporates by reference the statutory prospectus and Statement of Additional Information, both dated December 9, 2022, as amended or supplemented. The statutory prospectus and Statement of Additional Information may be obtained, free of charge, at https://nationwide.onlineprospectus.net/NW/PersonalIncome/.
Reports and other information about the Variable Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C000238810